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                                                                   EXHIBIT 10.14
                                                                   -------------

                                   AMENDMENT
                                      to
                     CONTINGENT STOCK REDEMPTION AGREEMENT
                     -------------------------------------


     AMENDMENT dated as of July 19, 1996 ("Amendment") to the CONTINGENT STOCK REDEMPTION AGREEMENT (the "Agreement") dated as of January 26, 1996 among The Limited, Inc., a Delaware corporation (the "Company"), Leslie H. Wexner, in his individual capacity, (in such capacity, the "Principal Stockholder"), and Leslie
H. Wexner, as Trustee (in such capacity, the "Trustee") of The Wexner Children's Trust under a Trust Agreement dated January 24, 1996 (the "Trust").

     WHEREAS, the Company, the Principal Stockholder and the Trustee desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, the parties hereto agree as follows:

      1. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement, and each reference in the Agreement to "this Agreement", "hereof", "herein", "hereunder", or "hereby" and each other similar reference shall be deemed to refer to the Agreement as amended hereby. All references to the Agreement in any other agreement between the parties hereto relating to the transactions contemplated by the Agreement shall be deemed to refer to the Agreement as amended hereby.

      2. The first sentence of Section 2.01 of the Agreement is hereby amended by deleting the phrase "upon the second annual anniversary of the Effective Date" and inserting in its place the date "January 31, 1998", and by deleting the phrase "the day prior to the fifth annual anniversary of the Effective Date" and inserting in its place the date "January 30, 2006". The first sentence of
Section 2.02 of the Agreement is hereby amended by deleting the phrase "upon the 66th monthly anniversary of the Effective Date" and inserting in its place the date "July 31, 2006", and by deleting the phrase "the day prior to the 72nd monthly anniversary of the Effective Date" and inserting in its place the date "January 30, 2007".

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     3.  This Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to principles of conflict of laws).

     4. This Amendment may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

     5. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.


                                    THE LIMITED, INC.


                                    By: /s/ Kenneth B. Gilman
                                        ---------------------------------
                                        Name: Kenneth B. Gilman
                                        Title: Vice Chairman


                                    LESLIE H. WEXNER


                                    /s/ Leslie H. Wexner
                                    -------------------------------------

                                    /s/ Leslie H. Wexner
                                    -------------------------------------
                                    LESLIE H. WEXNER,
                                         as Trustee of The
                                         Wexner Children's Trust


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